SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2002


                          SWIFT TRANSPORTATION CO, INC.
             (Exact Name of Registrant as Specified in its Charter)


            NEVADA                        0-18605                86-0666860
(State or other jurisdiction of         (Commission           (I.R.S Employer
 incorporation or organization)         File Number)        (Identification No.)


                             2200 SOUTH 75TH AVENUE
                             PHOENIX, ARIZONA 85043
               (Address of Principal Executive Offices) (Zip Code)


                                 (602) 269-9700
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          EXHIBIT NO.                          DESCRIPTION
          -----------                          -----------

             99.1 Statement Under Oath of Jerry Moyes, Chief Executive Officer of Swift Transportation Co., Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002.

             99.2 Statement Under Oath of Gary R. Enzor, Chief Financial Officer of Swift Transportation Co., Inc., Regarding Facts and Circumstances Relating to Exchange Act Filings dated August 12, 2002.

ITEM 9. REGULATION FD DISCLOSURE.

     On August 12, 2002, the Chief Executive Officer and Chief Financial Officer of Swift Transportation Co., Inc. each sent, via overnight delivery, a "Statement Under Oath Regarding Facts and Circumstances Relating to Exchange Act Filings" to the Securities and Exchange Commission (the "SEC") as required by Order 4-460 issued by the SEC on June 27, 2002. Each of the statements was in the form prescribed by the SEC without modification or qualification. A copy of each of these statements is filed as an Exhibit to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report and the attached Exhibits is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SWIFT TRANSPORTATION CO., INC


Date: August 13, 2002                   By: /s/ Gary R. Enzor
                                            -------------------------------
                                            Gary R. Enzor
                                            Chief Financial Officer